Operating Leases (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases
The future minimum rental income from Piedmont’s investment in real estate assets under non-cancelable operating leases, excluding unconsolidated joint ventures, as of December 31, 2012, is presented below (in thousands):

Years ending December 31:
2013	$377,746
2014	349,565
2015	346,084
2016	310,798
2017	290,158
Thereafter	1,384,133
Total	$3,058,484